Earnings per Share - Special Dividend (Details) $ / shares in Units, $ in Thousands	May 25, 2016 USD ($) $ / shares
Special cash dividend
Special dividends to be paid | $	$ 150,000
Dividend declared (in dollars per share)	$ 1.94
IPO | Common stock
Special cash dividend
Offering price (in dollars per share)	19.00
Net proceeds (in dollars per share)	$ 17.45